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                                                                  EXHIBIT 1.(10)
                                                          Application for Policy

                                                                          1010-V
                Ameritas Variable Life Insurance Company (AVLIC)
                                 P.O. Box 82550
                             Lincoln, NE 68501-2550
APPLICATION FOR
VARIABLE
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UNIVERSAL LIFE                                                                   Please print clearly in black ink.
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Part 1
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PRODUCT NAME:  CORPORATE BENEFIT VUL
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1. INSURED
   Name of Insured________________ Sex ____ Date of Birth __________/_/________ Birthplace ________________________
                                                                                                  (State)
   Former Name (if applicable)_________________________________________________ Social Security Number_____________
   Address_________________________________________________________________________________________________________
           PO Box/Address                                      City              State             Zip
   Occupation_____________________ Employer________________________________________________________________________
                                                                                                  (Date Employed)
   Telephone - Home_______________ Best Time To Call: ______ A.M. ______ P.M.
   Telephone - Business___________ Best Time To Call: ______ A.M. ______ P.M.
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2. EMPLOYMENT DATA

                                                                                                 Yes     No
a. Has the Insured been actively at work on a full time basis at least 30 hours per week
   for the past 90 days? (If No explain)                                                         [ ]     [ ]
b. Has the Insured ever requested or received disability benefits in the past ten years?         [ ]     [ ]
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3. TOBACCO USE

                                                                                                 Yes     No
a. Has the Insured smoked one or more cigarettes in the past twelve months?                      [ ]     [ ]
b. Has the Insured used any form of tobacco or nicotine substitute in the past twelve months?    [ ]     [ ]
     (If yes, please indicate the type and frequency)______________________________________________________________
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4. OWNER
   Full Name____________________________ Address___________________________________________________________________
   Date of Birth/Trust Date___/___/____
   Relationship to Insured (or all Trustee's Names)________________________________________________________________
   Social Security#/TIN#________/_______/_________
   Telephone Number_______________________________ Contact Person _________________________________________________
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5. BENEFICIARY     If left blank, the beneficiary will be the Owner, or the estate of the insured if the Owner is not then alive or in exsistence. Unless otherwise indicated, multiple beneficiaries of the same class shall be paid equally to the survivor or survivors.

   Primary__________________________________________________     Relationship to Insured __________________________
   Contingent_______________________________________________     Relationship to Insured __________________________
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6. DEATH BENEFIT
   Amount of Insurance   $ _________________

   DEATH BENEFIT OPTION (select one only)                     OPTIONAL RIDERS:
   [ ]  Option A (death benefit is the amount of insurance)   [ ]  Disability Benefit $ ________________  or  [ ] Waiver of Monthly
                                                                                                                  Deduction
   [ ]  Option B (death benefit is the amount of              [ ]  Term Coverage Rider $ _______________
        insurance plus the accumulation value)
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7. PREMIUM MODE  Please select one.
   [ ] Annual      [ ] Semi-Annual     [ ] Quarterly     [ ] Monthly Bank Withdrawal [ ] Monthly Billing
   [ ] Non-Billing [ ] Invoice Billed  [ ] Payroll Deduction (Additional form required)  [ ] Single $ _____________
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8. PREMIUM AMOUNT
   Planned Annual Premium $ _____________ Planned Modal Premium $ _____________
   *Initial Premium (paid with application) $ _____________(leave receipt with payor).

 *ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO AVLIC. DO NOT MAKE CHECK PAYABLE TO THE AGENT OR LEAVE THE PAYEE BLANK.
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NQDC-AVLIC Ed.1-00
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9.  INSURANCE INFORMATION
    List all life insurance existing on Insured. If None, check box.  [ ] None      [ ] Yes       [ ] No
    Will the insurance now being applied for discontinue, reduce, change or replace any life insurance or annuity in this or any other company? (If yes, attach Replacement Notice if required by State Law.)
    (Specify policy number(s) below)

         ================================================================================
                                                YEAR        WILL THIS POLICY BE REPLACED?
          COMPANY   POLICY NUMBER    AMOUNT    ISSUED         YES     NO       AS A 1035?
         ================================================================================
                                                              [ ]     [ ]           [ ]
         --------------------------------------------------------------------------------
                                                              [ ]     [ ]           [ ]
         --------------------------------------------------------------------------------
                                                              [ ]     [ ]           [ ]
         --------------------------------------------------------------------------------
                                                              [ ]     [ ]           [ ]
         --------------------------------------------------------------------------------
                                                              [ ]     [ ]           [ ]
         --------------------------------------------------------------------------------
                                                              [ ]     [ ]           [ ]
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10. SPECIAL INSTRUCTIONS

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    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

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11. ENDORSEMENTS/CORRECTIONS HOME OFFICE USE ONLY.
    No change in the amount, age at issue, classification, plan of insurance or benefits shall be effective unless agreed to in writing by me. This space will not be used in MD, PA, WV or any other state if not allowed by statute or
    Insurance Department Regulations.
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12. [ ] GUARANTEED ISSUE          [ ]  SIMPLIFIED ISSUE      [ ] REGULAR ISSUE (FULL UNDERWRITING)
    (Proceed to Question 14)      (Complete Questions 13 & 14 for Simplified and Regular Issue)
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13. OTHER INFORMATION

                                                                                                      Yes     No
a.  Have you participated in any vehicle racing, parachuting, hang gliding, scuba diving, mountain climbing or rodeos within the past 2 years or is any such activity
    contemplated? (If yes, complete Avocation Form)                                                   [ ]     [ ]
b.  Have you, within the past 5 years, consulted a physician for any reason
    or had any diagnostic tests?                                                                      [ ]     [ ]
c.  Have you, within the past 5 years, been treated by a person licensed as a medical physician for or had indication of:
    1. Cancer, tumor, liver, kidney, lung or nervous disorder?                                        [ ]     [ ]
    2. Chest pain, high blood pressure, heart disease or
       other circulatory disorder, diabetes or stroke?                                                [ ]     [ ]
d.  Have you ever used narcotics, barbiturates, amphetamines,
    cocaine, LSD, marijuana or hallucinogenic drugs?                                                  [ ]     [ ]
e.  Have you ever received counseling or treatment, or been a member of any support group
    for the use of alcohol or drugs?                                                                  [ ]     [ ]
f.  Has any company declined, postponed, modified, cancelled or refused to
    renew, reinstate or issue insurance?                                                              [ ]     [ ]
g.  Is any other life insurance application now pending or contemplated with
    any other company?                                                                                [ ]     [ ]
h.  Have you been charged with a driving violation or had your license suspended or had a restriction placed on your license within the past 3 years? (If yes, provide:)
    Driver's license number ________________________________ State of Issue_________________________  [ ]     [ ]
i.  Do you anticipate travel or residence in a foreign country in the near
    future? (If so, where and for how long? _______________________)                                  [ ]     [ ]
j.  Have you within the past 3 years been prescribed medication by a
    physician or practitioner?                                                                        [ ]     [ ]
k.  Insured:
  EXACT HEIGHT ______ft. ______in. Exact Weight ________lbs.  [ ] Gained  [ ] Lost__________ pounds in the past year
    Advise reason for change ________________________________________________________________________________________
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14. GIVE COMPLETE DETAILS OF ANY "YES" ANSWERS TO QUESTIONS IN SECTION 13.

   Question #   Full details of disease, injury, activity, ect.   Date   Names and addresses of Physicians and
                                                                         hospitals (if applicable)
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15. SUITABILITY INFORMATION
    I, as _________________________________ of the _________________ (corporation, partnership, trust, etc., hereinafter "Institutional Customer"), hereby certify that Institutional Customer or its designated agent
(corporate officer, owner, trustee, etc.) have adequate investment experience and education to evaluate the investment risk of this investment on a basis independent from that of the information provided to us by the
Registered Representative selling this policy to Institutional Customer. In the event Institutional Customer at any time believes that it does not have the ability to analyze the risk of this investment it agrees to obtain the services of such consultants and/or other market professionals as can provide the information necessary to make this decision independent of the soliciting Registered Representative.

HOME OFFICE USE ONLY                                    ________________________________________
                                                          Signature of Institutional Customer
FOR AIC REGISTERED REPRESENTATIVES ONLY                 ________________________________________
                                                           Supervisory Principal's Signature

NOTICE
All Registered Representatives must provide their Broker Dealer with client information applicable to suitability.
(See your Broker Dealer for details.)
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16. ALLOCATION                                            BY ADVISOR/SUBADVISOR

                         FIDELITY                            ALGER MANAGEMENT                     MFS CO.
Whole percentages only,    ______ % Equity-Income*           Alger American Fund                  MFS Trust
must total 100%.           ______ % Growth*                    ______ % Balanced                    ______ % Utilities
                           ______ % High Income*               ______ % Leveraged AllCap            ______ % Global Governments
                           ______ % Overseas*                  Ameritas Portfolio (Subadvised)      ______ % New Discovery
                           ______ % Asset Manager*             ______ % Growth                      Ameritas Portfolio (Subadvised)
                           ______ % Investment Grade Bond      ______ % Income & Growth             ______ % Emerging Growth
                           ______ % Asset Manager: Growth *    ______ % Small Capitalization        ______ % Research
                           ______ % Contrafund*                ______ % MidCap Growth               ______ % Growth With Income

                         CALVERT                             MSDW INVESTMENT                      STATE STREET
                         Socially Responsible Funds          MANAGEMENT                           Ameritas Portfolio (Subadvised)
                           ______ % Balanced                   ______ % Emerging Markets Equity     ______ % Index 500
                           ______ % Small Cap Growth           ______ % Global Equity
                           ______ % Mid Cap Growth             ______ % International Magnum      AVLIC
                           ______ % International Equity       ______ % Asian Equity                ______ % Fixed Account
                           Ameritas Portfolio (Subadvised)     ______ % U.S. Real Estate
                           ______ % Money Market                                                    100% TOTAL


*Service class
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17. TELEPHONE AUTHORIZATION Unless waived, the Owner and Agent/Registered
Representative will have automatic telephone transfer authorization.

 [ ] I elect NOT to have telephone authorization. [ ] I elect NOT to have my Registered Representative have transfer authorization
I hereby authorize and direct AVLIC to make allowable transfers of funds or reallocation of net premiums among available subaccounts or to complete other financial transactions as may be allowed by AVLIC at the time of request, based upon instructions received by telephone from a) myself, as Owner b) my Agent/Registered
Representative in Section 23 below; and c) the person(s) named below. AVLIC will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. AVLIC will employ reasonable procedures, including requiring the policy number to be stated, tape recording all instructions, and mailing written confirmations. If AVLIC does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, AVLIC may be liable for any losses due to unauthorized or fraudulent instructions.

Name per (c) above:_____________________________________________________________  SS# ___________________________________________

Address: ________________________________________________________________________________________________________________________

I understand: a) all telephone transactions will be recorded; and b) this authorization will continue in force until the earlier of 1) revocation by the Owner is received in written form or by telephone by AVLIC; or 2)
AVLIC discontinues this privilege.
==================================================================================================================================
18. DISCLOSURES
    I hereby acknowledge receipt of the current prospectus, and any supplements, for this policy including any required disclosure if the policy applied for will be in a qualified or ERISA covered non-qualified plan.
==================================================================================================================================
19. AGREEMENTS
I AGREE AS FOLLOWS:

    a. NOTE FOR ARKANSAS, KENTUCKY AND OHIO RESIDENTS: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.
    b. NOTE FOR COLORADO RESIDENTS: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policy holder or claimant for the purpose of defrauding or attempting to defraud the policy holder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of
       Regulatory Agencies.
    c. NOTE FOR D.C. RESIDENTS: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.
    d. NOTE FOR LOUISIANA RESIDENTS: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud.
    e. NOTE FOR NEW JERSEY RESIDENTS: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.
    f. NOTE FOR NEW MEXICO RESIDENTS: Any person who includes false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.
    g. NOTE FOR PENNSYLVANIA RESIDENTS: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

    h. NOTE FOR VIRGINIA RESIDENTS: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may have violated state law.

    i. Any policy including any endorsements issued as a result of this application will, with this application and any supplemental applications, be the entire insurance contract.

    j. No agent, broker or medical examiner can: 1) waive the answers to any questions in this application; 2)
       make or change any insurance contract; or 3) waive any rights or rules of AVLIC.

    K. EXCEPT AS SPECIFIED OTHERWISE IN A RECEIPT PROVIDED UPON A PAYMENT OF PREMIUM AT THE TIME OF
       APPLICATION, INSURANCE WILL NOT BE EFFECTIVE UNTIL ALL OF THE FOLLOWING ARE MET: A) THE POLICY ISSUED BY
       AVLIC IS DELIVERED TO AND ACCEPTED BY THE APPLICANT; AND B) THE FIRST FULL PREMIUM IS PAID.

    l. AVLIC may change this application by an appropriate notation in the space marked
       "Endorsements/Corrections": 1) to correct apparent errors or omissions; and 2) to conform it with any policy rider that may be issued. No change will be made in the following without the applicant's written consent: 1) amount of insurance; 2) plan of insurance; 3) classification of risks; or 4) benefits.
       Acceptance of any policy issued under this application ratifies any amendments.
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    m. I understand that: 1) THE AMOUNT AND DURATION OF THE DEATH BENEFIT MAY VARY WITH INVESTMENT EXPERIENCE,
       LOANS AND OTHER SPECIFIED CONDITIONS; 2) POLICY VALUES NOT IN THE FIXED ACCOUNT WILL INCREASE OR
       DECREASE IN ACCORDANCE WITH THE EXPERIENCE OF THE SELECTED INVESTMENT OPTIONS OF THE SEPARATE ACCOUNT;
       3) the amount of the benefit payable on surrender is not guaranteed, but is dependent on the then surrender value; 4) illustrations of benefits, including the death benefit, are available upon request;
       and 5) this policy meets my investment objectives and anticipated financial needs.

20. AUTHORIZATION This authorization or a photocopy of it, shall remain valid for use by AVLIC for two (2)
    years from the date below.
    I authorize any licensed physician, medical practitioner, hospital, clinic or other medically related facility, insurance company, agency conducting Investigative Consumer Reports or any information service or financial institution, family member, or associate to release to AVLIC or any person or entity acting on its behalf, any personal information which is on file and relates to my health or mental condition, general character, driving records, use of alcohol and drugs, and hobbies of a hazardous nature. I understand that any information obtained will be used to determine my eligibility for insurance.

    In addition, I authorize the Medical Information Bureau (MIB) to release to AVLIC or its reinsurers, any personal information which is on file and relates to me.

    I also agree that I have received and read the Notice of AVLIC's Insurance Information Practices, MIB and
    Investigative Consumer Reports. I also understand that my authorized representative and I can receive a copy of this authorization if we so desire.

    NOTE FOR NEW JERSEY AND VIRGINIA RESIDENTS: I authorize AVLIC to obtain an Investigative Consumer Report.
    An Investigative Consumer Report commonly includes information regarding the consumer's character, general reputation, personal characteristics and mode of living. It also includes verification of residence, marital status and occupation. I understand that I may request a copy of the report upon its completion and that I may ask to be interviewed in conjunction with the preparation of the report by contacting AVLIC.

    NOTE FOR NEW JERSEY AND WEST VIRGINIA RESIDENTS: I also understand that none of the information collected concerning my sexual orientation will be used to determine my eligibility for insurance.
==================================================================================================================================
21. SUBSTITUTE W-9 CERTIFICATION
    I certify under penalty of perjury that: 1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and 2) I am not subject to backup withholding because: a) I am exempt from backup withholding; or b) I have not been notified by the Internal
    Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends; or c) the IRS has notified me that I am no longer subject to backup withholding.

    You must cross out item 2 if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

    THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE
    CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
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22. SIGNATURES
    I represent to the best of my knowledge and belief that all statements and answers to this application are complete and true.
    Dated at________________________________________________________________ On this Date ______________________________________
                        (City)                           (State)

    X                                                   X
    ___________________________________________         ___________________________________________________________________
    Signature of Insured                                Signature of  owner (if corporation or trust, please show full name)

    X
    ____________________________________________
    Signature(s) and Trust Officer or Trustee(s)
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23. AGENT'S/REGISTERED REPRESENTATIVE'S STATEMENT

    Do you have any knowledge or reason to believe that replacement of existing life insurance or annuity coverage
    may be involved?                                                                                               [ ] Yes   [ ] No
    I certify that: 1) the information provided by the Owner has been accurately recorded; 2) a current prospectus and all supplements were delivered; and 3) I have reasonable grounds to recommend the purchase of the policy as suitable for the Owner.

    X
    _______________________________________________________________________________________________________________________
    Signature of Agent/Registered Representative

    _______________________________________________________________________________________________________________________
    Print Name Here                                 AVLIC Agent Code                             Agency or Broker/Dealer
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24. MEDICALS Should be arranged by Agent/Registered Representative.
    Indicate requirements being arranged per AVLIC published rules:

                                               Resting   Stress
                Examination     Urine   Blood   EKG       EKG
    Insured       [ ]            [ ]     [ ]    [ ]       [ ]

    Give name of examiner ______________________________________________________
    Did you see Insured on the application date?   [ ]  Yes    [ ] No
==================================================================================================================================
25. POLICY DELIVERY If not completed, policy will be mailed to Owner:

    Send to:  [ ] Owner      [ ] Agent/Registered Representative

    AGENT/REGISTERED REPRESENTATIVE REMARKS AND SPECIAL INSTRUCTIONS:


    ______________________________________________________________________________________________________________________________

    ______________________________________________________________________________________________________________________________

    ______________________________________________________________________________________________________________________________
    Third Party Administrator
                             _____________________________________________________________________________________________________
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26. QUESTIONS??

    If AVLIC has questions concerning this application, whom should we call at your office?

    _________________________________________________________________________________________  at (  )____________________________
    Name (Please Print)
                                                                                               FAX: (  )__________________________

    If you have questions completing this application or any other supporting documentation, please call:  1-800-634-8353.
==================================================================================================================================
MAIL APPLICATION TO:

    Ameritas Variable Life Insurance Company           OVERNIGHT DELIVERIES:
    P.O. Box 82550                                     Ameritas Variable Life Insurance Company
    Lincoln, NE 68501-2550                             5900 "O" Street
    FAX#: 402-467-6153                                 Lincoln, NE 68510
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                [AMERITAS VARIABLE LIFE INSURANCE COMPANY LOGO]
             [AMERITAS VARIABLE LIFE INSURANCE COMPANY LETTERHEAD]
                          FAX APPLICATION COVER SHEET


AGENT/REPRESENTATIVE INFORMATION         CLIENT INFORMATION

______________________________________   ______________________________________
  Name                                     Name
______________________________________   ______________________________________
  Telephone Number                         Policy Number (if known)
______________________________________   ______________________________________
  FAX Number                               Social Security Number
______________________________________   ______________________________________
  Number of Pages Being Faxed              Date


PRODUCT BEING APPLIED FOR: (Check one)
    [ ] VUL    [ ] Annuity     [ ] WL    [ ] Term  [ ] UL    [ ] Survivorship

ENCLOSURES: (Check all items to be faxed)
  [ ] Application
  [ ] Amount of check $____________  [ ] No check received with application
  [ ] Illustration
  [ ] Automatic Premium Payment form/Specimen Check
  [ ] Replacement form
  [ ] 1035 Exchange form (Includes Transfer/Rollover forms) mail originals
  [ ] HIV Consent form
  [ ] Terminal Illness Rider/Accelerated Death Benefit Disclosure
  [ ] Third Party Administration Information
  [ ] Optional Program form
  [ ] Other (Please describe) ____________________________
  [ ] Other (Please describe) ____________________________
  [ ] Other (Please describe) ____________________________
  Additional Comments/Instructions:

_______________________________________________________________________________
_______________________________________________________________________________

PLEASE NOTE:
   -  DO NOT MAIL the original application.
   -  One application per fax transmission.   FAX# (402) 467-6153
   - Before faxing a copy of the check, write the insured's SSN & full name in the memo portion of the initial premium check.
   - Include a copy of this form with all mailed correspondence & indicate policy number.
   - Applications received after 3:00 PM CST will be processed the next business day.

   __________________________________________________________________________



                               Attach check here



   __________________________________________________________________________

                           * * * * IMPORTANT * * * *

Please detach top portion and leave with client if money accompanies the application. Detach bottom portion and leave with client in ALL cases.

                              CONDITIONAL RECEIPT
1. NO COVERAGE WILL BECOME EFFECTIVE PURSUANT TO THIS CONDITIONAL RECEIPT UNLESS AND UNTIL ALL OF THE FOLLOWING
   CONDITIONS HAVE BEEN SATISFIED COMPLETELY AND EXACTLY:
   a) The amount of payment received with this application must be equal to the full initial modal premium for the amount and plan of life insurance applied for and effective at the time of delivery of the policy.
   b) All medical examinations, tests and related data required by the Company must be completed and received at its Service Center in Lincoln, Nebraska within sixty (60) days from the completion of this application.
   c) As of the effective date below, each person proposed for insurance in this application must be insurable in accordance with Company rules, limits, and standards for the plan and the amount applied for without any modifications either as to plan, amount, riders and/or the rate of premium paid.
   d) As of the effective date, the state of health and all factors affecting the insurability of each person proposed for insurance must be as stated in this application.

2. IF THE CONDITIONS OF PARAGRAPH 1 ARE SATISFIED ON THE EFFECTIVE DATE, INSURANCE COVERAGE WILL BE PROVIDED PURSUANT TO THIS CONDITIONAL RECEIPT ON THE SAME TERMS AND CONDITIONS AS THE POLICY APPLIED FOR AND IN USE ON THE EFFECTIVE DATE. HOWEVER, THE AMOUNT OF SUCH INSURANCE WILL BE IN AN AMOUNT NOT TO EXCEED THAT SPECIFIED IN PARAGRAPH 3. "EFFECTIVE DATE" AS USED HEREIN IS THE LATEST OF:

   a) The date of the application, Part 1; or
   b) The date of the completion by Insureds of all medical examinations or tests required by the Company; or
   c) The date, if any, specifically requested in the application.

3. THE MAXIMUM TOTAL AMOUNT OF INSURANCE WHICH WILL BE PAYABLE PURSUANT TO ALL CONDITIONAL RECEIPTS RECEIVED BY THE APPLICANT AS

   A RESULT OF PENDING APPLICATIONS WITH THE COMPANY AND AFFILIATED COMPANIES IS LIMITED TO THE SMALLER OF:

   a) The total amount of insurance applied for with the Company and affiliated Companies; or
   b) $250,000 minus the total amount of insurance inforce with the Company and affiliated Companies, but not less than zero.
   As used above, total amount of insurance includes any amounts payable under any Accidental Death Benefit provision.

   If one or more of the conditions in paragraph 1 on any insured have not been satisfied completely and exactly, there shall be no liability on the part of the Company pursuant to this Conditional Receipt except to return the applicable premium paid for coverage on that insured.


                   NOTICE OF AMERITAS VARIABLE LIFE INSURANCE
                COMPANY'S (AVLIC) INSURANCE INFORMATION PRACTICES

To issue an insurance policy, we need to obtain information about you and any other persons proposed for insurance. Some of that information will come from you and some will come from other sources. That information and any subsequent information collected by us may in certain circumstances be disclosed to third parties without your specific authorization.

All insured persons have a right of access and correction with respect to the information collected about himself or herself except information which relates to a claim, or civil or criminal proceeding.

If you wish to have a more detailed explanation of our information practices, please contact: AVLIC, Underwriting Department, P.O. Box 82550, Lincoln, NE 68501-2550.

In an effort to provide better service and products to you, AVLIC may use information given by you to develop marketing data. Your name will not be associated with this data in any way. If you do not want us to use information obtained from you for these purposes, please contact us within ten (10) days. We need to know within 10 days because once the information is separated from your application, we will be unable to personally identify the information with you or your application. The address at which to contact us is: AVLIC, P.O. Box 82550, Lincoln, NE 68501-2550.

Two of our sources of information about you are MIB, Inc. (Medical Information Bureau) and Investigative Consumer Reports. The following paragraphs describe these sources.


                     MIB, INC. (MEDICAL INFORMATION BUREAU)

Information regarding the Insured's insurability will be treated as confidential. We or our reinsurers may, however, make a brief report thereon to MIB, Inc., a non-profit membership organization of life insurance companies which operates an information exchange on behalf of its members. If any of the Insured(s) apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information it may have in its file.

Upon receipt of a request from any Insured (or the Parent or Guardian, if juvenile), the Bureau will arrange disclosure of any information it may have in the Insured's file. If there is a question as to the accuracy of information in the Bureau's file, the Bureau may be contacted to seek a correction in accordance with the procedures set forth in the federal Fair Credit Reporting Act. The address of the Bureau's information office is P.O. Box 105, Essex Station, Boston, MA 02112, telephone number (617) 426-3660.

We or our reinsurers may also release information in our file to other life insurance companies to whom the Insured may apply for life or health insurance or to whom a claim for benefits may be submitted.



                             MEDICAL AUTHORIZATION

The medical authorization on the application, or a photocopy of it, shall remain valid for use by AVLIC for the duration of any claim for benefits.

                           * * * * IMPORTANT * * * *

4. ANY INSURANCE IN EFFECT PURSUANT TO THIS CONDITIONAL RECEIPT WILL END AT THE EARLIEST OF:
   a) The date notice is mailed that the application is not accepted; or
   b) At the end of sixty (60) days from the date of this Conditional Receipt;
      or
   c) The date on which coverage under the policy applied for becomes effective.

   Note: Condition 4 (b) does not apply to Connecticut residents.
   NO AGENT OR ANY OTHER PERSONS IS AUTHORIZED BY THE COMPANY TO WAIVE OR MODIFY ANY OF THE PROVISIONS OF THIS CONDITIONAL RECEIPT.

   ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO THE INSURANCE COMPANY. DO NOT MAKE CHECKS PAYABLE TO THE AGENT OR LEAVE THE PAYEE BLANK.

Received the sum of $_______ from _________________________ in connection with the application for life insurance bearing the same date as this Conditional Receipt.

Dated at _______________ this___________ date of _____________, 20___.



                                _______________________________________________
                                Signature of Agent/Registered Representative

I acknowledge possession of this receipt. I certify that I have read it and the terms in the Application. I also certify that the Agent/Registered Representative has explained the provisions in paragraph 3, other terms of this Conditional Receipt and the terms in the Application to me and that I understand and accept them.


                                _______________________________________________
                                         Signature of Owner


                           * * * * IMPORTANT * * * *

      THIS NOTICE MUST BE DETACHED AND LEFT WITH YOUR CLIENT IN ALL CASES.

                         INVESTIGATIVE CONSUMER REPORTS

Depending on the size of policy applied for, we may request that an investigative consumer reports about the Insured be given to us. It will be conducted by a national organization skilled in obtaining information about people.

The kind of information we may be seeking includes such facts as residence verification, marital status, occupation, general reputation, personal characteristics and mode of living. It will be obtained through personal interviews with the Insured's friends, neighbors, associates and other acquaintances. Inquiries will not be directed toward determining the Insured's sexual orientation. Also, no adverse underwriting decision will be made because a report shows that an Insured has demonstrated AIDS-related concerns or has sought AIDS-related counseling. AIDS test results received at anonymous counseling and testing sites are confidential and need not be disclosed. Any AIDS testing is limited to FDA-licensed blood tests and the diagnosis of AIDS must be made by a member of the medical profession.

An Insured may ask to be interviewed in connection with the preparation of the report by contacting us within 5 working days of applying for the insurance requested. He or she may call us collect at the following number and ask for the Underwriting Department: (402) 467-1122.


                         ADVERSE UNDERWRITING DECISION

After review of the application submitted on the Insureds, if the policy cannot be issued as applied for, we will provide the specific reasons for this decision upon written request from the applicant. Send your written request to the Underwriting Department at the address above